EXHIBIT 3.1

[SEAL]	ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Filed n the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number
20070757241-05
Filing Date and Time
11/05/2007 12:30 PM
Entity Number
E0382262007-2
Certificate of Amendment (PURSUANT TO NRS 78.380)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.380 – Before Issuance of Stock)

1. Name of corporation:

INTERPRO MANAGEMENT CORP

2. The articles have been amended as follows (provide article numbers, if available):

Par Share Count: 100,000,000
Par Share Value: $0.001

3. The undersigned declare that they constitute at least two-thirds of the Incorporators ☐, or of the board of directors ☒ (check one box only)

4. Effective date of filing (optional):       [Sentence Illegible]

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures (if more than two signatures, attach an 8 ½” x 11” plain sheet with the additional signatures.):

X [Signature Illegible]	X
Signature	Signature

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Form 78 Articles 2007 Revised on: 01/01/07

[SEAL]	ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Incorporation (PURSUANT TO NRS 78)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY
1.	Name of Corporation:	InterPro Management Corp

2.	Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	Business Filings Incorporated
Name
		6100 Neil Road, Suite 500		Reno	Nevada	89511
		(MANDATORY) Physical Street Address		City		Zip Code

		(OPTIONAL) Mailing Address		City	State	Zip Code

3.	Shares: (number of shares corporation is authorized to issue)	Number of shares with par value: 2,000	Par value per share: $0.01	Number of shares without par value:

4.	Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees)	1. Mohanad Shurrab
Name
		150 Sanford Ave		Ottawa	Canada	K2C 0E8
		Street Address		City	State	Zip Code
2.
Name

		Street Address		City	State	Zip Code
3.
Name

		Street Address		City	State	Zip Code

5.	Purpose: (optional – see instructions)	The purpose of this Corporation shall be: All lawful business

6.	Name, Address and Signature of Incorporator: (attach additional page if more than 1 incorporator)	The Nevada Company, Terese Coulthard, Asst. Sec.		X /s/ Terese Coulthard
		Name		Signature
		8025 Excelsior Drive, Suite 200		Madison	WI	53717
		Address		City	State	Zip Code

7.	Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation.
		X /s/ Terese Coulthard		May 18, 2007
		Authorized Signature of R. A. or On Behalf of R. A. Company		Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State Form 78 Articles 2007 Revised on: 01/01/07